This is filed pursuant to Rule 497(c).
File Nos. 33-74230 and 811-08294.

EXCHANGE RESERVES (A, B, C AND ADVISOR CLASS SHARES)
 PROSPECTUS | JANUARY 29, 2010

 AllianceBernstein Exchange Reserves

 (Class A-AEAXX; Class B-AEBXX; Class C-AECXX; Advisor Class-AEYXX)

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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                                                             Page
SUMMARY INFORMATION.........................................   4
INVESTING IN THE FUND.......................................   8
  How to Buy Shares.........................................   8
  The Different Share Class Expenses........................   9
  Sales Charge Reduction Programs...........................  10
  CDSC Waivers and Other Programs...........................  11
  The "Pros" and "Cons" of Different Share Classes..........  12
  Payments to Financial Advisors and Their Firms............  12
  How to Exchange Shares....................................  14
  How to Sell or Redeem Shares..............................  14
  Frequent Purchases and Redemptions of Fund Shares.........  14
  How the Fund Values Its Shares............................  16
MANAGEMENT OF THE FUND......................................  17
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................  19
GENERAL INFORMATION.........................................  20
FINANCIAL HIGHLIGHTS........................................  21
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION. A-1

SUMMARY INFORMATION
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ALLIANCEBERNSTEIN EXCHANGE RESERVES
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INVESTMENT OBJECTIVE:
The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund -- Sales Charge Reduction Programs on page 10 of this Prospectus and in Purchase of Shares -- Sales Charge Reduction Programs on page 40 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A OFFERED TO NEW CLASS C  ADVISOR CLASS
                                                                                SHARES    INVESTORS)   SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                            0.25%   0.25%   0.25%      0.25%
Distribution and/or Service (12b-1) Fees   0.30%   1.00%   0.75%       None
Other Expenses:
  Transfer Agent                           0.14%   0.20%   0.16%      0.14%
  Other Expenses                           0.14%   0.14%   0.14%      0.14%
                                           -----   -----   -----      -----
Total Other Expenses                       0.28%   0.34%   0.30%      0.28%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       0.83%   1.59%   1.30%      0.53%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------

*Class B shares automatically convert to Class A shares after eight years. The
 CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $   85  $  562  $  233      $ 54
After 3 Years   $  265  $  703  $  413      $170
After 5 Years   $  460  $  867  $  714      $296
After 10 Years  $1,025  $1,688  $1,570      $665
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $   85  $  162  $  133      $ 54
After 3 Years   $  265  $  503  $  413      $170
After 5 Years   $  460  $  867  $  714      $296
After 10 Years  $1,025  $1,688  $1,570      $665
-----------------------------------------------------

PRINCIPAL STRATEGIES:
The Fund is a "money market fund" that seeks to maintain a stable net asset value ("NAV") of $1.00 per share although there is no guarantee that the Fund will maintain an NAV of $1.00 per share. The Fund invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

The Fund may invest in:

.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Fund may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Fund limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund.

As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Currently under Rule 2a-7, a fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

PRINCIPAL RISKS:
.. MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain a NAV at $1.00 per share and, as it is generally referred to, "break the buck." In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund's shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Fund could have a material adverse effect on the Fund's other shareholders. The Fund's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

.. INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Fund's investments in short-term securities. A decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund's assets, or maintaining a stable $1.00 NAV.

.. CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

Calendar Year End (%)

 2000    2001    2002    2003    2004   2005    2006    2007    2008    2009
------  ------  ------  ------  ------ ------  ------  ------  ------  ------
 5.47%   3.16%   0.77%   0.21%   0.32%  2.09%   4.32%   4.46%   2.07%   0.22%


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 1.41%, IN THE 4TH QUARTER, 2000; AND WORST QUARTER WAS UP 0.002%, IN THE 1ST QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

               1 YEAR 5 YEARS 10 YEARS
--------------------------------------
Class A        0.22%   2.62%   2.29%
--------------------------------------
Class B        0.06%   2.24%   1.92%
--------------------------------------
Class C        0.13%   2.47%   2.12%
--------------------------------------
Advisor Class  0.39%   2.93%   2.70%
--------------------------------------

You may obtain the most current seven-day yield information of the Fund by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                      INITIAL                SUBSEQUENT
--------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth            $2,500                   $50
IRAs (Class B shares are not currently offered to new shareholders)
--------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum                 $50
                                                                                 If initial investment is less than
                                                                                  $2,500, then $200 monthly until
                                                                                   account balance reaches $2,500
--------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or           None                    None
through other limited arrangements)
--------------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc. P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INVESTING IN THE FUND
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This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus. Different classes of fund shares are available to certain retirement plans offered through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUND TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase the Fund's Class A and Class C shares for cash through financial intermediaries, such as broker-dealers or banks, or directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI, only if you have a financial intermediary of record. You may also purchase the Fund's shares through exchange if you hold shares of other AllianceBernstein Mutual Funds.

You may purchase the Fund's Class A and Class C shares for cash and subsequently exchange them for shares of the same class of other
AllianceBernstein Mutual Funds. The Fund's shares should be purchased for cash only for temporary investment pending exchange into another AllianceBernstein Mutual Fund and should not be held for a long-term investment.

Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

Initial:     $2,500
Subsequent:  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" and "Automatic Investment Program" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

Class A shares        None
Class B shares  $  100,000
Class C shares  $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority ("FINRA") member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees and/or contingent deferred sales charges ("CDSCs"). ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                    .30%
                   Class B                   1.00%
                   Class C                    .75%
                   Advisor Class             None

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES
Class A shares offer investors the choice of investing pending an investment by exchange into Class A shares of another AllianceBernstein Mutual Fund. You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will, however, be subject to a sales charge upon exchange of your Class A shares for the Class A shares of other AllianceBernstein Mutual Funds with sales charges.

Purchases of Class A shares in the amount of $1,000,000 or more will be subject to a CDSC of up to 1% if you redeem your shares within 1 year. The CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AllianceBernstein Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Fund's Class A shares.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUND TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

The purchase of Class B shares for cash is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Fund at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Fund. The investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEARS SINCE PURCHASE  CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchases of CollegeBoundfund units.

Class B shares that were purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase. If you purchase the Fund's Class B shares by exchange from another AllianceBernstein Mutual Fund, your shares convert to Class A shares eight years after the date of the original purchase, not the date of exchange for the Fund's Class B shares.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
Class C shares offer investors the choice of investing pending an investment by exchange into Class C shares of another AllianceBernstein Mutual Fund. You can purchase Class C shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES OF OTHER ALLIANCEBERNSTEIN MUTUAL FUNDS THAT CHARGE AN INITIAL SALES CHARGE ("SALES CHARGE FUNDS") INTO WHICH YOU MAY EXCHANGE YOUR CLASS A SHARES OF THE FUND AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO THOSE SALES CHARGE FUNDS OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the applicable AllianceBernstein Mutual Fund's SAI.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE ALLIANCEBERNSTEIN MUTUAL FUNDS The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares of certain AllianceBernstein Mutual Funds to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Sales Charge Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Sales Charge Fund with the value of existing investments in that Sales Charge Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of the Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, a Sales Charge Funds offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of that Sales Charge Fund or any AllianceBernstein Mutual Fund within 13 months. The Sales Charge Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Sales Charge Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Sales Charge Fund that the shareholder qualifies for a reduction. Without notification, the Sales Charge Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Sales Charge Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Sales Charge Fund or other Sales Charge Funds held in:

.. all of the shareholder's accounts at the Sales Charge Fund or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE. These additional programs are described below.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund's Dividend Reinvestment Program. There is no CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B Shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Fund's SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of the Fund at NAV, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Fund offers a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment and whether you intend to subsequently exchange your shares for shares of another AllianceBernstein Mutual Fund. If you are making a large investment that qualifies for a reduced sales charge on a subsequent exchange, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a longer-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more.

ABI may pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the fees paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund-Annual Operating Expenses" above.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  ING Advisors Network
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley & Co. Incorporated
  Northwestern Mutual Investment Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  SagePoint Financial, Inc.

  UBS AG
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds provided that the other fund offers the same class of shares. Exchanges of Class A shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a prearranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board of Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excess or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. However, the Fund will try to prevent market timing by utilizing the procedures described below. These procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative costs and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV, which is the price at which shares of the Fund are purchased and redeemed, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE FUND
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INVESTMENT ADVISER
The Fund's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2009 totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 98 separate investment portfolios, have approximately 3.7 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid the Adviser 0.23% (net of any waivers or reimbursement) of average daily net assets during the fiscal year ended September 30, 2009. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2009.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Fund.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Fund, ABI and/or the Adviser pay these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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The Fund's net income is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Fund expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Fund may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
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Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). This information for the four most recently completed fiscal years has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report which is available upon request. The information for the prior years or periods has been audited by the Fund's previous independent registered public accounting firm.

                                  INCOME FROM INVESTMENT OPERATIONS         LESS: DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------- ------------------------------------------
                                                                                  DISTRIBUTIONS FROM
                     NET ASSET              NET REALIZED  NET INCREASE DIVIDENDS     NET REALIZED        TOTAL
                      VALUE,      NET      GAIN (LOSS) ON IN NET ASSET  FROM NET       GAIN ON         DIVIDENDS
                     BEGINNING INVESTMENT    INVESTMENT    VALUE FROM  INVESTMENT     INVESTMENT          AND
FISCAL YEAR          OF PERIOD   INCOME     TRANSACTIONS   OPERATIONS    INCOME      TRANSACTIONS    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
 September 30, 2009    $1.00     $.0057(a)     $0.00(b)      $.0057     $(.0057)        $0.00           $(.0057)
Year ended
 September 30, 2008     1.00      .0272         0.00          .0272      (.0272)         0.00            (.0272)
Year ended
 September 30, 2007     1.00      .0446         0.00          .0446      (.0446)         0.00            (.0446)
Year ended
 September 30, 2006     1.00      .0381         0.00          .0381      (.0381)         0.00            (.0381)
Year ended
 September 30, 2005     1.00      .0161         0.00(b)       .0161      (.0161)         0.00            (.0161)

CLASS B
Year ended
 September 30, 2009    $1.00     $.0027(a)     $0.00(b)      $.0027     $(.0027)        $0.00           $(.0027)
Year ended
 September 30, 2008     1.00      .0228(a)      0.00          .0228      (.0228)         0.00            (.0228)
Year ended
 September 30, 2007     1.00      .0401(a)      0.00          .0401      (.0401)         0.00            (.0401)
Year ended
 September 30, 2006     1.00      .0336(a)      0.00          .0336      (.0336)         0.00            (.0336)
Year ended
 September 30, 2005     1.00      .0137(a)      0.00(b)       .0137      (.0137)         0.00            (.0137)

CLASS C
Year ended
 September 30, 2009    $1.00     $.0043(a)     $0.00(b)      $.0043     $(.0043)        $0.00           $(.0043)
Year ended
 September 30, 2008     1.00      .0252(a)      0.00          .0252      (.0252)         0.00            (.0252)
Year ended
 September 30, 2007     1.00      .0426(a)      0.00          .0426      (.0426)         0.00            (.0426)
Year ended
 September 30, 2006     1.00      .0361(a)      0.00          .0361      (.0361)         0.00            (.0361)
Year ended
 September 30, 2005     1.00      .0161(a)      0.00(b)       .0161      (.0161)         0.00            (.0161)

ADVISOR CLASS
Year ended
 September 30, 2009    $1.00     $.0081(a)     $0.00(b)      $.0081     $(.0081)        $0.00           $(.0081)
Year ended
 September 30, 2008     1.00      .0302         0.00          .0302      (.0302)         0.00            (.0302)
Year ended
 September 30, 2007     1.00      .0476         0.00          .0476      (.0476)         0.00            (.0476)
Year ended
 September 30, 2006     1.00      .0411         0.00          .0411      (.0411)         0.00            (.0411)
Year ended
 September 30, 2005     1.00      .0211         0.00(b)       .0211      (.0211)         0.00            (.0211)
------------------------------------------------------------------------------------------------------------------

           TOTAL RETURN                  RATIOS/SUPPLEMENTAL DATA
           ------------ ----------------------------------------------------
              TOTAL
            INVESTMENT                      RATIO TO AVERAGE NET ASSETS OF:
NET ASSET  RETURN BASED  NET ASSETS,  EXPENSES, NET     EXPENSES,       NET
VALUE, END ON NET ASSET END OF PERIOD  OF WAIVERS/   BEFORE WAIVERS/ INVESTMENT
OF PERIOD   VALUE (C)   (IN MILLIONS) REIMBURSEMENTS REIMBURSEMENTS    INCOME
----------------------------------------------------------------------------------
  $1.00         .57%        $288            .76%           .83%          .58%(a)
   1.00        2.76          288            .82            .82          2.69
   1.00        4.55          257            .91(d)         .91(d)       4.46
   1.00        3.87          278            .91(e)         .91(e)       3.82(e)
   1.00        1.63          264           1.13           1.13          1.62

  $1.00         .27%        $ 62           1.08%          1.59%          .28%(a)
   1.00        2.30           62           1.27           1.52          2.25(a)
   1.00        4.08           54           1.36(d)        1.61(d)       4.01(a)
   1.00        3.41           79           1.40(e)        1.65(e)       3.30(a)(e)
   1.00        1.38          112           1.36           1.61          1.31(a)

  $1.00         .43%        $ 40            .93%          1.30%          .47%(a)
   1.00        2.55           48           1.02           1.27          2.39(a)
   1.00        4.34           30           1.10(d)        1.35(d)       4.27(a)
   1.00        3.67           30           1.11(e)        1.36(e)       3.63(a)(e)
   1.00        1.63           28           1.12           1.37          1.59(a)

  $1.00         .82%        $122            .51%           .53%          .86%(a)
   1.00        3.06          141            .52            .52          3.01
   1.00        4.86          133            .60(d)         .60(d)       4.76
   1.00        4.19           94            .61(e)         .61(e)       4.13(e)
   1.00        2.14           84            .55            .55          2.17
----------------------------------------------------------------------------------

(a)Net of fees waived and expenses reimbursed.

(b)Amount is less than $0.0001.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Ratios reflect expense grossed up for expense offset arrangement with the Transfer Agent.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------
The settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   Year 1       $10,000.00   $  500.00   $10,500.00  $   86.10    $10,413.90
   Year 2        10,413.90      520.70    10,934.60      89.66     10,844.94
   Year 3        10,844.94      542.25    11,387.19      93.37     11,293.82
   Year 4        11,293.82      564.69    11,858.51      97.24     11,761.27
   Year 5        11,761.27      588.06    12,349.33     101.26     12,248.07
   Year 6        12,248.07      612.40    12,860.47     105.46     12,755.01
   Year 7        12,755.01      637.75    13,392.76     109.82     13,282.94
   Year 8        13,282.94      664.15    13,947.09     114.37     13,832.72
   Year 9        13,832.72      691.64    14,524.36     119.10     14,405.26
   Year 10       14,405.26      720.26    15,125.52     124.03     15,001.49
   --------------------------------------------------------------------------
   Cumulative                $6,041.90               $1,040.41

For more information about the Fund, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent public accounting firm's report and financial statements in the Fund's most recent annual report are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquires concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: 800-221-5672
           For Literature: 800-227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission:

.. Call the Commission at 202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

ON THE INTERNET:  www.sec.gov

You may also find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC FILE NO. 811-08294
                                                                  PRO-0114-0110

                                    [GRAPHIC]

Printed on recycled
paper containing post
consumer waste.

EXCHANGE RESERVES -- RETIREMENT SHARES (A, R, K AND I CLASS SHARES)

 PROSPECTUS  |  JANUARY 29, 2010

 AllianceBernstein Exchange Reserves


 Retirement Shares
 (Class A-AEAXX; Class R-AREXX; Class K-AEKXX; Class I-AIEXX)



 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                    Page
       SUMMARY INFORMATION.........................................   4
       INVESTING IN THE FUND.......................................   7
         How to Buy Shares.........................................   7
         The Different Share Class Expenses........................   7
         Distribution Arrangements for Group Retirement Plans......   8
         Payments to Financial Intermediaries......................   8
         How to Exchange Shares....................................   9
         How to Sell or Redeem Shares..............................   9
         Frequent Purchases and Redemptions of Fund Shares.........   9
         How the Fund Values Its Shares............................  11
       MANAGEMENT OF THE FUND......................................  12
       DIVIDENDS, DISTRIBUTIONS AND TAXES..........................  13
       GENERAL INFORMATION.........................................  14
       FINANCIAL HIGHLIGHTS........................................  15
       APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION. A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN EXCHANGE RESERVES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                             CLASS A CLASS R CLASS K CLASS I
   -------------------------------------------------------------------------
   Management Fees                            0.25%   0.25%   0.25%   0.25%
   Distribution and/or Service (12b-1) Fees   0.30%   0.50%   0.25%    None
   Other Expenses:
     Transfer Agent                           0.14%   0.17%   0.17%   0.07%
     Other Expenses                           0.14%   0.14%   0.14%   0.14%
                                              -----   -----   -----   -----
   Total Other Expenses                       0.28%   0.31%   0.31%   0.21%
                                              -----   -----   -----   -----
   Total Annual Fund Operating Expenses       0.83%   1.06%   0.81%   0.46%
                                              =====   =====   =====   =====
   -------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                CLASS A CLASS R CLASS K CLASS I
                -----------------------------------------------
                After 1 Year    $   85  $  108  $   83   $ 47
                After 3 Years   $  265  $  337  $  259   $148
                After 5 Years   $  460  $  585  $  450   $258
                After 10 Years  $1,025  $1,294  $1,002   $579
                -----------------------------------------------

PRINCIPAL STRATEGIES:
The Fund is a "money market fund" that seeks to maintain a stable net asset value ("NAV") of $1.00 per share although there is no guarantee that the Fund will maintain an NAV of $1.00 per share. The Fund invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

The Fund may invest in:

.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Fund may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Fund limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund.

As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Currently under Rule 2a-7, a fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

PRINCIPAL RISKS:
.. MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain a NAV at $1.00 per share and, as it is generally referred to, "break the buck." In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund's shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Fund could have a material adverse effect on the Fund's other shareholders. The Fund's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

.. INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Fund's investments in short-term securities. A decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund's assets, or maintaining a stable $1.00 NAV.

.. CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

Calendar Year End (%)

 2000    2001    2002    2003    2004   2005    2006    2007    2008    2009
------  ------  ------  ------  ------ ------  ------  ------  ------  ------
 5.47%   3.16%   0.77%   0.21%   0.32%  2.09%   4.32%   4.46%   2.07%   0.22%


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 1.41%, IN THE 4TH QUARTER, 2000; AND WORST QUARTER WAS UP 0.002%, IN THE 1ST QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                1 YEAR 5 YEARS* 10 YEARS*
                       ----------------------------------
                       Class A  0.22%   2.62%     2.29%
                       ----------------------------------
                       Class R  0.18%   2.50%     2.23%
                       ----------------------------------
                       Class K  0.25%   2.79%     2.50%
                       ----------------------------------
                       Class I  0.50%   3.05%     2.76%
                       ----------------------------------

* Inception Date for Class R, K and I shares is 3/1/05. Performance information for periods prior to the inception of Class R, K and I shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Class R, K and I shares, respectively.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PURCHASE AND SALE OF FUND SHARES
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail.

TAX INFORMATION
The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries (such as a bank) market and sell shares of the Fund. The Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are also available to certain institutional clients of the Adviser who invest at least $2 million in the Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees and/or contingent deferred sales charges ("CDSCs").

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                               DISTRIBUTION AND/OR SERVICE
                                 (RULE 12B-1) FEE (AS A
                                 PERCENTAGE OF AGGREGATE
                                AVERAGE DAILY NET ASSETS)
                      ------------------------------------
                      Class A              .30%
                      Class R              .50%
                      Class K              .25%
                      Class I             None

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
The Fund offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Fund's SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund-Annual Operating Expenses" above.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  ING Advisors Network
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley & Co. Incorporated
  Northwestern Mutual Investment Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  SagePoint Financial, Inc.
  UBS AG
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next- determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, AllianceBernstein Investor Services, Inc, or ABIS, must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a prearranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board of Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excess or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. However, the Fund will try to prevent market timing by utilizing the procedures described below. These procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative costs and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV, which is the price at which shares of the Fund are purchased and redeemed, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2009 totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 98 separate investment portfolios, have approximately 3.7 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid the Adviser ..23% (net of any waivers or reimbursement) of average daily net assets during the fiscal year ended September 30, 2009. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2009.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Fund.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each participant fund account in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's net income is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

The Fund expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Fund may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). This information for the four most recently completed fiscal years has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report which is available upon request. The information for the prior years or periods has been audited by the Fund's previous independent registered public accounting firm.

                                  INCOME FROM INVESTMENT OPERATIONS    LESS: DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------- ---------------------------------
                                                                                       DISTRIBUTIONS
                                                                                         FROM NET
                     NET ASSET              NET REALIZED  NET INCREASE DIVIDENDS         REALIZED
                      VALUE,      NET      GAIN (LOSS) ON IN NET ASSET  FROM NET          GAIN ON
                     BEGINNING INVESTMENT    INVESTMENT    VALUE FROM  INVESTMENT       INVESTMENT
FISCAL YEAR          OF PERIOD   INCOME     TRANSACTIONS   OPERATIONS    INCOME        TRANSACTIONS
--------------------------------------------------------------------------------------------------------
CLASS A
Year ended
 September 30, 2009    $1.00     $.0057(a)     $0.00(b)      $.0057     $(.0057)           $0.00
Year ended
 September 30, 2008     1.00      .0272         0.00          .0272      (.0272)            0.00
Year ended
 September 30, 2007     1.00      .0446         0.00          .0446      (.0446)            0.00
Year ended
 September 30, 2006     1.00      .0381         0.00          .0381      (.0381)            0.00
Year ended
 September 30, 2005     1.00      .0161         0.00(b)       .0161      (.0161)            0.00

CLASS R
Year ended
 September 30, 2009    $1.00     $.0045(a)     $0.00(b)      $.0045     $(.0045)           $0.00
Year ended
 September 30, 2008     1.00      .0246         0.00          .0246      (.0246)            0.00
Year ended
 September 30, 2007     1.00      .0423         0.00          .0423      (.0423)            0.00
Year ended
 September 30, 2006     1.00      .0372         0.00          .0372      (.0372)            0.00
March 1, 2005(f) to
 September 30, 2005     1.00      .0126         0.00(b)       .0126      (.0126)            0.00

CLASS K
Year ended
 September 30, 2009    $1.00     $.0059(a)     $0.00(b)      $.0059     $(.0059)           $0.00
Year ended
 September 30, 2008     1.00      .0280         0.00          .0280      (.0280)            0.00
Year ended
 September 30, 2007     1.00      .0452         0.00          .0452      (.0452)            0.00
Year ended
 September 30, 2006     1.00      .0417         0.00          .0417      (.0417)            0.00
March 1, 2005(f) to
 September 30, 2005     1.00      .0140         0.00(b)       .0140      (.0140)            0.00

CLASS I
Year ended
 September 30, 2009    $1.00     $.0089(a)     $0.00(b)      $.0089     $(.0089)           $0.00
Year ended
 September 30, 2008     1.00      .0316         0.00          .0316      (.0316)            0.00
Year ended
 September 30, 2007     1.00      .0485         0.00          .0485      (.0485)            0.00
Year ended
 September 30, 2006     1.00      .0424         0.00          .0424      (.0424)            0.00
March 1, 2005(f) to
 September 30, 2005     1.00      .0154         0.00(b)       .0154      (.0154)            0.00
--------------------------------------------------------------------------------------------------------

                            TOTAL RETURN                      RATIOS/SUPPLEMENTAL DATA
                         ------------------ --------------------------------------------------------
                                                                  RATIO TO AVERAGE NET ASSETS OF:
                                                           -----------------------------------------
    TOTAL     NET ASSET   TOTAL INVESTMENT   NET ASSETS,   EXPENSES, NET     EXPENSES,
DIVIDENDS AND VALUE, END  RETURN BASED ON   END OF PERIOD   OF WAIVERS/   BEFORE WAIVERS/ NET INVESTMENT
DISTRIBUTIONS OF PERIOD  NET ASSET VALUE(C) (IN THOUSANDS) REIMBURSEMENTS REIMBURSEMENTS      INCOME
--------------------------------------------------------------------------------------------------------
   $(.0057)     $1.00            .57%          $   288           .76%           .83%            .58%(a)
    (.0272)      1.00           2.76%              288           .82%           .82%           2.69%
    (.0446)      1.00           4.55%              257           .91%(d)        .91%(d)        4.46%
    (.0381)      1.00           3.87%              278           .91%(e)        .91%(e)        3.82%(e)
    (.0161)      1.00           1.63%              264          1.13%          1.13%           1.62%

   $(.0045)     $1.00            .45%          $ 5,676           .92%          1.06%            .58%(a)
    (.0246)      1.00           2.49%            9,579          1.08%          1.08%           2.47%
    (.0423)      1.00           4.31%            5,264          1.20%(d)       1.20%(d)        4.18%
    (.0372)      1.00           3.79%               38           .98%(e)        .98%(e)        3.95%(e)
    (.0126)      1.00           1.26%               15          1.13%(g)       1.13%(g)        2.09%(g)

   $(.0059)     $1.00            .59%          $39,198           .73%           .81%            .53%(a)
    (.0280)      1.00           2.84%           25,594           .75%           .75%           2.63%
    (.0452)      1.00           4.61%           18,172           .86%(d)        .86%(d)        4.50%
    (.0417)      1.00           4.25%              757           .68%(e)        .68%(e)        4.20%(e)
    (.0140)      1.00           1.41%               10           .80%(g)        .80%(g)        2.37%(g)

   $(.0089)     $1.00            .89%          $ 6,586           .44%           .46%            .86%(a)
    (.0316)      1.00           3.20%            5,115           .38%           .38%           3.16%
    (.0485)      1.00           4.96%            5,157           .52%(d)        .52%(d)        4.85%
    (.0424)      1.00           4.33%            3,336           .40%(e)        .40%(e)        4.69%(e)
    (.0154)      1.00           1.55%              307           .66%(g)        .66%(g)        2.86%(g)
--------------------------------------------------------------------------------------------------------

(a)Net of fees waived and expenses reimbursed.

(b)Amount is less than $0.0001.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Ratios reflect expense grossed up for expense offset arrangement with the Transfer Agent.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Commencement of distributions.

(g)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   Year 1       $10,000.00   $  500.00   $10,500.00  $   86.10    $10,413.90
   Year 2        10,413.90      520.70    10,934.60      89.66     10,844.94
   Year 3        10,844.94      542.25    11,387.19      93.37     11,293.82
   Year 4        11,293.82      564.69    11,858.51      97.24     11,761.27
   Year 5        11,761.27      588.06    12,349.33     101.26     12,248.07
   Year 6        12,248.07      612.40    12,860.47     105.46     12,755.01
   Year 7        12,755.01      637.75    13,392.76     109.82     13,282.94
   Year 8        13,282.94      664.15    13,947.09     114.37     13,832.72
   Year 9        13,832.72      691.64    14,524.36     119.10     14,405.26
   Year 10       14,405.26      720.26    15,125.52     124.03     15,001.49
   --------------------------------------------------------------------------
   Cumulative                $6,041.90               $1,040.41

For more information about the Fund, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent public accounting firm's report and financial statements in the Fund's most recent annual report are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquires concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

           BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
                      P.O. Box 786003
                      San Antonio, TX 78278-6003

           BY PHONE:  For Information: 800-221-5672
                      For Literature: 800-227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission:

.. Call the Commission at 202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

                         ON THE INTERNET:  www.sec.gov

You may also find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC FILE NO. 811-08294
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